File No. 33-84546
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                     May 1, 2009


             Supplement to the May 1, 2009 Class I Shares Prospectus
                     for Pioneer Money Market VCT Portfolio

This supplement is effective through September 18, 2009.

Pioneer Money Market VCT Portfolio (the "portfolio") has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program").

The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the portfolio to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of the portfolio as of September 19, 2008 are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in a fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less.

The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the portfolio participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Treasury does not have discretion to continue the Program beyond September 18, 2009. The portfolio has submitted an extension notice to the Treasury in order to participate in the extended Program. There is no assurance that the portfolio will be able to participate in the extended Program.

In order to participate in the extended period of the Program, the portfolio paid to the U.S. Treasury Department a fee in the amount of 0.015% of the portfolio's net asset value as of the close of business on September 19, 2008. These expenses will be borne by the portfolio without regard to any expense limitation currently in effect for the portfolio. The portfolio previously paid fees in the combined amount of 0.025% of the portfolio's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009.

As of the date of this supplement, assets available to the Program to support all participating money market funds are approximately $50 billion. As of the date of this supplement, more information about the Program is available on the U.S. Treasury's website at http://www.ustreas.gov.

The effect of the cost of the Program is reflected in the following tables, which replace the information appearing under the heading "Fees and expenses" of the Class I shares prospectus:

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

---------------------------------------- ----------------
Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net     Class I
assets
---------------------------------------- ----------------
---------------------------------------- ----------------
Management Fee                           0.40%
---------------------------------------- ----------------
---------------------------------------- ----------------
Distribution and Service (12b-1) Fee     0.00%
---------------------------------------- ----------------
---------------------------------------- ----------------
Other Expenses1                          0.41%
---------------------------------------- ----------------
---------------------------------------- ----------------
Total Annual Fund Operating Expenses2    0.81%
---------------------------------------- ----------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


---------------------------------------------------------------------------------------------------------
                                  Number of years you own your shares
---------------------------------------------------------------------------------------------------------
-------------- ------------------------- ------------------- ---------------------- ---------------------
               1                         3                   5                      10
-------------- ------------------------- ------------------- ---------------------- ---------------------
-------------- ------------------------- ------------------- ---------------------- ---------------------
Class I        $83                       $259                $450                   $1,002
-------------- ------------------------- ------------------- ---------------------- ---------------------

  1 Other expenses have been restated to reflect expenses paid by the portfolio to participate in the extended Program.

  2 Total annual portfolio operating expenses reflect the amounts incurred by the portfolio during its most recent fiscal year, and in addition reflect the costs of participating in the extended Program. Expenses will vary based on changes in the portfolio's net asset values. Pioneer may limit the portfolio's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes or waive a portion of its management fee for the purpose of avoiding a negative yield or increasing the portfolio's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.



                                                                   23080-00-0409
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC